UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2011

CORPORATE RESOURCE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30734	80-0551965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Broadway, 11th Floor, New York, NY	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(646) 443-2380

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed on our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 1, 2011, on January 31, 2011, Corporate Resource Services, Inc. (the “Company”) completed its acquisition (the “Acquisition”) of Tri-Diamond Staffing, Inc. (“Tri-Diamond”) pursuant to an Agreement and Plan of Merger among the Company, Diamond Staffing Services, Inc. (“DSS”), Tri-Diamond, TS Staffing Corp., the former sole owner of all of the outstanding shares of Tri-Diamond, and Diamond Staffing, Inc., a wholly-owned subsidiary of Tri-Diamond.  As part of the consummation of the Acquisition, Tri-Diamond was merged with and into DSS, with DSS as the surviving entity.

This Current Report on Form 8-K/A provides the historical financial statements and information required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b).  The aforementioned financial statements and information were not included in the Current Report on Form 8-K filed on February 1, 2011.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements as of and for the years ended December 31, 2009 and 2008 for Tri-Diamond and the predecessor of Tri-Diamond, Diamond Staffing, Inc., respectively, and the following unaudited consolidated financial statements of Tri-Diamond:
•	The unaudited consolidated balance sheet as of September 30, 2010;
•	The consolidated statement of changes in stockholders’ equity (deficit) for the nine months ended September 30, 2010; and
•	The consolidated statements of operations and cash flows for the nine months ended September 30, 2010 and 2009.

The consolidated financial statements, including the notes to such financial statements and the report of the independent auditor thereon, are filed as Exhibit 99.1 herewith.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2010, and the unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 2010 are filed as Exhibit 99.2 herewith.

Exhibit Number	Description of Exhibit

99.1
The audited consolidated financial statements as of and for the years ended December 31, 2009 and 2008 for Tri-Diamond and the predecessor of Tri-Diamond, Diamond Staffing, Inc., respectively, and the following unaudited consolidated financial statements of Tri-Diamond:

•	The unaudited consolidated balance sheet as of September 30, 2010;
•	The consolidated statement of changes in stockholders’ equity (deficit) for the nine months ended September 30, 2010; and
•	The consolidated statements of operations and cash flows for the nine months ended September 30, 2010 and 2009.

99.2	Unaudited pro forma condensed consolidated balance sheet and consolidated statement of operations as of and for the year ended September 30, 2010.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/s/ Scott M. Schecter
Name: Scott M. Schecter
Title: Chief Financial Officer

Dated:  March 4, 2011

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1
The audited consolidated financial statements as of and for the years ended December 31, 2009 and 2008 for Tri-Diamond and the predecessor of Tri-Diamond, Diamond Staffing, Inc., respectively, and the following unaudited consolidated financial statements of Tri-Diamond:

•	The unaudited consolidated balance sheet as of September 30, 2010;
•	The consolidated statement of changes in stockholders’ equity (deficit) for the nine months ended September 30, 2010; and
•	The consolidated statements of operations and cash flows for the nine months ended September 30, 2010 and 2009.

99.2	Unaudited pro forma condensed consolidated balance sheet and consolidated statement of operations as of and for the year ended September 30, 2010.